                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



 DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 25, 2002 (JUNE 19, 2002)
                                                  -----------------------------

                            SILVERLEAF RESORTS, INC.
--------------------------------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                      TEXAS
--------------------------------------------------------------------------------
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

        1-13003                                         75-2250990
--------------------------------------------------------------------------------
(COMMISSION FILE NUMBER)                   (IRS EMPLOYER IDENTIFICATION NUMBER)


--------------------------------------------------------------------------------

1221 RIVER BEND DRIVE, SUITE 120, DALLAS, TEXAS                      75247
--------------------------------------------------------------------------------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                           (ZIP CODE)

                                  214-631-1166
--------------------------------------------------------------------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                       N/A
--------------------------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On June 19, 2002, the Company dismissed Deloitte & Touche LLP ("Deloitte") as the Company's independent auditors. Deloitte's dismissal was recommended by the Company's Audit Committee and approved by the Company's Board of Directors. Effective June 19, 2002 the Company appointed BDO Seidman LLP ("BDO") to serve as the Company's new independent auditors.

         Deloitte's report on the Company's consolidated financial statements for the year ended December 31, 1999 did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. Deloitte's report on the Company's consolidated financial statements for the year ended December 31, 2000 contained a disclaimer of opinion because of the possible material effects of the uncertainty related to the Company's difficulties in meeting its loan agreement covenants and financing needs, its losses from operations, and its negative cash flows from operating activities which raise substantial doubt about the Company's ability to continue as a going concern.

         In connection with the Company's audits for the years ended December 31, 1999 and 2000 and subsequently through the date of its dismissal, the Company had no disagreements with Deloitte on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused it to make reference to the subject matter of the disagreement in its report on the consolidated financial statements of the Company.

         Deloitte advised the Company in a letter dated March 12, 2002 to the Company's Board of Directors that, in connection with Deloitte's audit of the Company's consolidated financial statements for the year ended December 31, 2000, Deloitte had noted certain matters involving the Company's internal controls and its operations that Deloitte considered to be reportable conditions and a material weakness under standards established by the American Institute of Certified Public Accountants. Reportable conditions involve matters coming to the auditor's attention relating to significant deficiencies in the design or operation of an entity's internal control that, in the auditor's judgment, could adversely affect the entity's ability to record, process, summarize, and report financial data consistent with the assertions of management in the financial statements. A material weakness is a condition in which the design or operation of one or more of the internal control components does not reduce to a relatively low level the risk that misstatements caused by error or fraud in amounts that would be material in relation to the consolidated financial statements being audited may occur and not be detected within a timely period by employees in the normal course of performing their assigned functions.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS

         (c)      EXHIBITS. THE FOLLOWING EXHIBITS ARE FILED WITH THIS REPORT.

         Exhibit
         Number           Description of Exhibits
         ------           -----------------------

         16.1 Letter from Deloitte & Touche, LLP to the Securites and Exchage Commission dated June 25, 2002

SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       SILVERLEAF RESORTS, INC.




         Dated: June 25, 2002          By: /s/ ROBERT E. MEAD
                                          --------------------------------------
                                         Name:  Robert E. Mead
                                         Title: Chairman and Chief Executive
                                                Officer


         Dated: June 25, 2002          By: /s/ HARRY J. WHITE, JR.
                                          --------------------------------------
                                          Name:  Harry J. White, Jr.
                                          Title: Chief Financial Officer

                                  EXHIBIT INDEX


         EXHIBIT
         NUMBER            DESCRIPTION OF EXHIBITS
         ------            -----------------------
         16.1              Letter from Deloitte & Touche, LLP to the Securities
                           and Exchange Commission dated June 25, 2002